THE MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

Supplement dated May 26, 2010 (“Supplement”)
to the Prospectus for the MainStay Income and Blended Funds and
the Prospectus for the MainStay Cash Reserves Sweep Shares
(the “Prospectuses”) dated February 26, 2010, as supplemented

This Supplement updates certain information contained in the Prospectuses for the above-referenced funds (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Effective immediately, the above-mentioned Prospectuses are revised as follows:

1.	The first paragraph under the subheading “Principal Investment Strategies” for each Fund is hereby deleted and replaced as follows:

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less.  The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less.  The Fund seeks to maintain a stable $1.00 share price.

2.
In the Prospectus for MainStay Income and Blended Funds, in the Shareholder Guide under the section entitled “Selling Shares” on page 108, the following sentence is hereby added at the end of the fifth bullet point:

In addition, in the case of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund, the Board may suspend redemptions and irrevocably liquidate a Fund as permitted by applicable law.

3.
In the Prospectus for the MainStay Cash Reserves Sweep Shares, in the Shareholder Guide under the section entitled “How to Sell Shares” on page 12, the following sentence is hereby added after the fourth paragraph:

In addition, the Board of the Fund may suspend redemptions and irrevocably liquidate the Fund as permitted by applicable law.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Money Market Fund Fund
MainStay Principal Preservation Fund

Supplement dated May 26, 2010 (“Supplement”)
to the Statement of Additional Information for The MainStay Funds, Eclipse Funds, Eclipse Funds Inc. and MainStay Funds Trust (the “SAI”) dated February 26, 2010, as supplemented

This Supplement updates certain information contained in the above-dated SAI for the MainStay Cash Reserves Fund, a series of MainStay Funds Trust, a Delaware statutory trust, and the MainStay Money Market and MainStay Principal Preservation Funds, each a series of The MainStay Funds, a Massachusetts business trust (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Effective immediately, the SAI is revised as follows:

1.	The section entitled “Special Discussion Regarding Money Market Funds” beginning on page 11 is hereby deleted in its entirety and replaced with the following:

The “Money Market Fund(s)” include the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund.

Each Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).  Since each Money Market Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.  All of the assets of each Money Market Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Each Money Market Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends.  The dollar-weighted average maturity of each Money Market Fund's holdings may not exceed 60 days.  The dollar-weighted average life to maturity of each Money Market Fund's holdings may not exceed 120 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), each Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk.  The Manager shall determine whether a security presents minimal credit risk under procedures adopted by each Money Market Fund's Board.  In the event that an instrument acquired by each Money Market Fund is downgraded or otherwise ceases to be of the quality that is eligible for each Money Market Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that each Money Market Fund take such action as it determines is in the best interest of each Money Market Fund and its shareholders.  The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause each Money Market Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by each Money Market Fund and the reasons for such actions.

With respect to 3% of its total assets, measured at the time of investment, each Money Market Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.  Each Money Market Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.  Each Money Market Fund will only invest in securities that are in the second-highest rating category for short-term debt obligations that have a remaining maturity of 45 days or less.

Each Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category (“First Tier”), except that each Money Market Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

Each Money Market Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.  In addition, each Money Market Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.  “Daily liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

Each Money Market Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on each Money Market Fund's shares. Each Money Market Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

2.	In the section entitled “Illiquid Securities” beginning on page 41, the first paragraph is hereby deleted in its entirety and replaced with the following:

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of “total assets,” as that term is defined in Rule 2a-7 under the 1940 Act, for a Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

3.	In the section entitled “Suspension of Redemptions” on page 132, the following is hereby added immediately following the last sentence:

Under current federal rules, a Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund's Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.